Supplemental Agreement No. 94

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 94 (SA-94) is entered into as of May 4, 2016, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-94 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement. The 737-7H4 Aircraft are also defined as “Block 700LUV Aircraft” and the 737-8H4 Aircraft as “Block 800LUV Aircraft”.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of six (6) Block 800LUV Aircraft as follows:

PA No. 1810
Prior Delivery Month	New Delivery Month	Table
January-2018	August-2017	1c
February-2018	August-2017	1d
February-2018	September-2017	1d
March-2018	October-2017	1c
April-2018	October-2017	1c
May-2018	October-2017	1c
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-94-1
BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.     TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables and Letter Agreements revised by this SA-94 and is identified by “SA-94”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.

2.     TABLES.

3.1    Table 1c, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1c (attached). The new Table 1c accelerates the scheduled delivery month for one (1) position from January 2018 to August 2017, one (1) position from March 2018, one (1) position from April 2018 and one (1) position from May 2018 to three (3) positions in October 2017.

3.2    Table 1d, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1d (attached). The new Table 1d accelerates the scheduled delivery month for one (1) position from February 2018 to one (1) position in August 2017 and one (1) position from February 2018 to September 2017.

3.     LETTER AGREEMENTS.

Attachment A to Letter Agreement SWA-PA-1810-LA-1001315R4, ***, is deleted in its entirety and replaced by a new Attachment A (attached). The new Attachment A updates the delivery month of Aircraft 55 to August 2017 and Aircraft 58 to October 2017.

4.      ***

P.A. No. 1810	SA-94-2
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Mark M. Orenstein_____	By: /s/ Chris Monroe_________
Chris Monroe
Its: Attorney‑In‑Fact	Its: _VP, Treasurer__________

P.A. No. 1810	SA-94-3
BOEING PROPRIETARY

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale……………………………..	1-1	SA-92

2.	Delivery, Title and Risk
	of Loss…………………………………………….	2-1	SA-28

3.	Price of Aircraft……………………………………	3‑1	SA-92

4.	Taxes……………………………………………….	4-1

5.	Payment…………………………………………….	5‑1

6.	Excusable Delay……………………………………	6‑1

7.	Changes to the Detail
	Specification………………………………………..	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License…………………….	8-1

9.	Representatives, Inspection,
	Flights and Test Data……………………………….	9-1

10.	Assignment, Resale or Lease……………………….	10‑1

11.	Termination for Certain Events…………………….	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance……………………………………….	12-1

13.	Buyer Furnished Equipment and
	Spare Parts………………………………………….	13-1

14.	Contractual Notices and Requests………………….	14‑1

15.	Miscellaneous………………………………………	15‑1

P.A. No. 1810	i
K/SWA		SA-94

SA
Number

TABLE

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-92

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-94
(non-ETOPS Configuration)

1d	Aircraft Information Table - Block 800LUV Aircraft	SA-94
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-92

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-94

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-94

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92
Attachment A - Model 737-8H4 Aircraft		SA-92
Attachment B - Option Aircraft Information Table		SA-92

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	***	SA-92

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-85

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
K/SWA		SA-94

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package

(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted Under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-92
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-94

Exhibits	Title	Last Updated under SA	Current Status
Aircraft Price Adjustment (July 1999 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

P.A. No. 1810	v
K/SWA		SA-94

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive
SWA-PA-01810/03729-LA-1301169	***	SA-2 to PA 3729	Inactive

P.A. No. 1810	vi
K/SWA		SA-94

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:			***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Add'l Features/Changes		***
Total Special Features (Exhibit A-7)			***
Sub-Total of Aircraft Base Price and Features:			***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):			***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):			***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:			***
Seller Purchased Equipment (SPE) Estimate:			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	60082, 60083	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36,911	***		***	***	***	***	***
Jul-2014	3	***	60084, 60085, 60086	***	OPEX	***	***	***	***	***
Aug-2014	4	***	36907, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***
Sep-2014	1	***	36,909	***		***	***	***	***	***
Oct-2014	1	***	36,920	***		***	***	***	***	***
Nov-2014	1	***	36,971	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***

SWA-PA-01810		SA-94
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233 / 88233	Boeing Proprietary	Page 1

Table 1c to Purchase Agreement No. PA-01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Dec-2014	2	***Note 3	42524, 35973	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	2	***	36902, 36936	***		***	***	***	***	***
Apr-2015	2	***	36649, 36652	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Jun-2015	2	***	36655, 36656	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***
Jan-2016	2	***	36650, 36735	***		***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***		***	***	***	***	***
Mar-2016	2	***	36651, 36738	***		***	***	***	***	***
Apr-2016	1	***	36,653	***		***	***	***	***	***
May-2016	5	***	36658, 36939, 33937, 36938, 36723	***		***	***	***	***	***
Jun-2016	1	***	36916	***		***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942	***		***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728	***		***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530	***		***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813	***		***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531	***		***	***	***	***	***
Nov-2016	2	***	36925, 36944	***		***	***	***	***	***
Dec-2016	1	***	38816	***		***	***	***	***	***
Dec-2016	3	***	36975, 36943, 36976	***		***	***	***	***	***
Jan-2017	2	***	42532, 36910	***		***	***	***	***	***
Feb-2017	3	***	36969, 36970, 36922	***		***	***	***	***	***
Mar-2017	3	***	36972, 36949, 36946	***		***	***	***	***	***
Apr-2017	2	***	36974, 36927	***		***	***	***	***	***
Aug-2017	1	***	36,926	***		***	***	***	***	***
Oct-2017	3	***	36951, 36968, 42534	***		***	***	***	***	***

SWA-PA-01810		SA-94
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233 / 88233	Boeing Proprietary	Page 2

Table 1c to Purchase Agreement No. PA-01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2018	2	***	42545, 42533	***		***	***	***	***	***
Mar-2018	1	***	36928	***		***	***	***	***	***
Apr-2018	2	***	36952, 36954	***		***	***	***	***	***
May-2018	1	***	36957	***		***	***	***	***	***

Total:	117

Notes:
1) ***
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.
3) ***

SWA-PA-01810		SA-94
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233 / 88233	Boeing Proprietary	Page 3

Table 1d to Purchase Agreement No. PA-01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)	(1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI

Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A		N/A

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Exercised Option Aircraft (OPEX):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2016	2	***		***	OPEX	***	***	***	***	***
May-2017	1	***		***	OPEX	***	***	***	***	***
Jul-2017	1	***		***		***	***	***	***	***
Jul-2017	2	***		***	OPEX	***	***	***	***	***
Aug-2017	1	***		***		***	***	***	***	***
Sep-2017	1	***		***		***	***	***	***	***
Sep-2017	5	***		***		***	***	***	***	***
Oct-2017	3	***		***		***	***	***	***	***
Oct-2017	1	***		***	OPEX	***	***	***	***	***
Nov-2017	2	***		***		***	***	***	***	***
Nov-2017	2	***		***	OPEX	***	***	***	***	***
Dec-2017	2	***		***		***	***	***	***	***
Dec-2017	4	***		***	OPEX	***	***	***	***	***
Jan-2018	2	***		***		***	***	***	***	***

SA-94
SWA-PA-01810 82233-1F.TXT	Boeing Proprietary	Page 1

Table 1d to Purchase Agreement No. PA-01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2018	2	***		***	***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***	***

Total:	33

Notes:
1) ***

SA-94
SWA-PA-01810 82233-1F.TXT	Boeing Proprietary	Page 2

Attachment A to SWA-PA-1810-LA1001315R4

***

Letter Agmt SWA-PA-1810-LA-1001315R4; paragraph 3.3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36,962	July-11	1999	***
2	737-700	T-W-2b	36,963	July-11	1999	***
3	737-700	T-W-2b	36,965	August-11	1999	***
4	737-700	T-W-2b	36,967	October-11	1999	***
5	737-800	800LUV	36,980	March-12	2011	***
6	737-800	800LUV	36,983	April-12	2011	***
7	737-800	800LUV	36,985	May-12	2011	***
8	737-800	800LUV	36,987	May-12	2011	***
9	737-800	800LUV	36,990	July-12	2011	***
10	737-800	800LUV	36,992	August-12	2011	***
11	737-800	800LUV	36,994	September-12	2011	***
12	737-800	800LUV	37,003	November-12	2011	***
13	737-800	800LUV	37,009	December-12	2011	***
14	737-800	800LUV	36,973	March-13	2011	***
15	737-800	800LUV	36,998	March-13	2011	***
16	737-800	800LUV	36,908	April-13	2011	***
17	737-800	800LUV	36,933	September-13	2011	***
18	737-800	800LUV	42,526	November-13	2011	***
19	737-800	800LUV	37,004	March-14	2011	***
20	737-800	800LUV	42,521	May-14	2011	***
21	737-800	800LUV	42,522	June-14	2011	***
22	737-800	800LUV	60,082	June-14	2011	***
23	737-800	800LUV	60,083	June-14	2011	***
24	737-800	800LUV	42,523	June-14	2011	***
25	737-800	800LUV	60,084	July-14	2011	***
26	737-800	800LUV	60,085	July-14	2011	***
27	737-800	800LUV	60,086	July-14	2011	***
28	737-800	800LUV	42,524	December-14	2011	***
29	737-800	800LUV	42,525	August-14	2011	***
30	737-800	800LUV	36,935	August-14	2011	***
31	737-800	800LUV	42,527	September-14	2011	***
32	737-800	800LUV	42,528	August-14	2011	***
33	737-800	800LUV	42,531	September-14	2011	***
34	737-800	800LUV	36,909	September-14	2011	***
35	737-800	800LUV	42,529	December-14	2011	***
36	737-800	800LUV	42,530	December-14	2011	***
37	737-800	800LUV	37,045	December-14	2011	***
38	737-800	800LUV	37,037	December-14	2011	***
39	737-800	800LUV	42,535	January-15	2011	***
40	737-800	800LUV	36,940	November-15	2011	***
41	737-800	800LUV	36,938	May-16	2011
42	737-800	800LUV	36,939	May-16	2011
43	737-800	800LUV	36,945	July-16	2011
44	737-800	800LUV	36,977	September-16	2011
45	737-800	800LUV	42,532	January-17	2011
46	737-800	800LUV	36,910	January-17	2011
47	737-800	800LUV	36,970	February-17	2011
48	737-800	800LUV	36,969	February-17	2011

BOEING PROPRIETARY	SA-94

Attachment A to SWA-PA-1810-LA1001315R4

49	737-800	800LUV	36,972	March-17	2011
50	737-800	800LUV	36,927	April-17	2011
51	737-800	800LUV	36,974	April-17	2011
52	737-800	800LUV	36,925	November-16	2011	*
53	737-800	800LUV	36,975	December-16	2011	*
54	737-800	800LUV	36,976	December-16	2011	*
55	737-800	800LUV	36,926	August-17	2011	***
56	737-800	800LUV	42,533	February-18	2011
57	737-800	800LUV	42,545	February-18	2011
58	737-800	800LUV	42,534	October-17	2011	***
59	737-800	800LUV	63592 +	May-17	2011
60	737-800	800LUV	63593 +	December-16	2011	**
61	737-800	800LUV	63594 +	December-16	2011	**
62	737-800	800LUV	63595 +	July-17	2011

*Accelerated in SA-92
**Accelerated in SA-93
***Accelerated in SA-94
+ MSN Identified in SA-94

BOEING PROPRIETARY	SA-94